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                                                                  Exhibit 10.17

                              [SEPRACOR LETTERHEAD]

                                 PROMISSORY NOTE

$200,000.00                                                        May 15, 1997

     FOR VALUE RECEIVED, the undersigned Richard J. White, Ph.D., with an address of 7750 Country Lane, Pleasanton, CA 94588 (hereinafter referred to as the "Borrower"), promises to pay to the order of Versicor Inc. (together with any subsequent holders of this Note, the "Lender"), at its office at 111 Locke Drive, Marlborough, Massachusetts 01752, or at such other place as the Lender may from time to time designate in writing, the principal sum of:

                          Two Hundred Thousand DOLLARS

     This note is non interest bearing and employee is responsible for imputed taxes both federal and state tax.

     If not sooner paid, all outstanding principal and accumulated interest shall be paid to the Lender on the earlier of (a) May 15, 2002 (b) voluntary termination of employment (c) involuntary termination for cause (d) sale conveyance, alienation or other transfer of residence at 7750 Country Lane, Pleasanton, CA 94588 (e) the refinancing of any loan secured by Deed of Trust on the principal residence senior to Deed of Trust securing borrower's obligation pursuant to this Note.

     This Note may be prepaid, in whole or from time to time in part, at anytime, without premium or penalty.

     This Note will be forgiven, including interest, if Richard J. White, Ph.D., is involuntarily terminated without cause within the first three years of start date.

     All payments hereunder shall be payable in lawful money of the United States which shall be legal tender for public and private debts at the time of payment.

     It is expressly agreed that the occurrence of any one or more of the following shall constitute an "Event of Default" hereunder: (a) failure to pay upon termination of employment (b) failure to pay note on expiration. If any such Event of Default hereunder shall occur, the Lender may, at its option, declare to be immediately due and payable the then outstanding principal balance under this Note, and all other amounts payable to the Lender hereunder, shall become and be due and payable immediately. The failure of the Lender to exercise said option to accelerate shall not constitute a waiver of the right to exercise the same at any other time.

     The Borrower will pay on demand all costs and expenses, including reasonable attorneys' fees, incurred or paid by the Lender in enforcing or collecting any of the obligations of the Borrower hereunder. The Borrower agrees that all such costs and expenses and all other expenditures by the Lender on account hereof, other than advances of principal, which are not reimbursed by the Borrower immediately upon demand, all amounts due under this Note after maturity, and any amounts due hereunder if an Event of Default shall occur hereunder, shall bear interest at a fluctuating per annum rate equal to the sum of the Prime Rate from time to time in effect plus five percent, but in no event more than the maximum rate of interest then permitted by law (the "Default Rate"), until such expenditures are repaid or this Note and such amounts as are due are paid to the Lender.


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     This Note is secured by Borrowers stock options in Versicor Inc., and by
Deed of Trust Exhibit A on the property owned at 7750 Country Lane, Pleasanton, CA 94588 (as from time to time amended and in effect, the "Security") No sale transfer or assignment of said stock options can be made without the express written consent of the President and CEO of Sepracor or Versicor.

     All notices required or permitted to be given hereunder shall be in writing and shall be effective when mailed, postage prepaid, by registered or certified mail, addressed in the case of the Borrower and the Lender to them at the address set forth above, or to such other address as either the Borrower or the Lender may from time to time specify by like notice.

     All of the provisions of this Note shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns. If there is more than one undersigned Borrower, the obligations of each Borrower shall be joint and several. This Note shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     The Borrower hereby consents to any extension of time of payment hereof, release of all or any part of the security for the payment hereof, or release of any party liable for this obligation, and waives presentment for payment, demand, protest and notice of dishonor. Any such extension or release may be made without notice to the Borrower and without discharging its liability.

IN WITNESS WHEREOF, the Borrower has executed and delivered this Note, on May 15, 1997.

/s/ GEORGE F. HORNER, III              /s/ RICHARD J. WHITE, PH.D.
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George F. Horner, III                  Richard J. White, Ph.D.
CEO                                    Senior Vice President Discovery Biology


                                       /s/ ANGELA R. WHITE
                                       ---------------------------------------
                                       Angela R. White